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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                              __________________________

                                       FORM 8-K

                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934







                                  JANUARY 2, 1998
                  Date of report (Date of earliest event reported)





                                    TELIDENT, INC.
                  (Exact Name of Registrant as Specified in Charter)




        MINNESOTA                    000-20887                41-1533060
     (State or Other                (Commission             (IRS Employer
      Jurisdiction                  File Number)         Identification Number)
    of Incorporation)




                            ONE MAIN STREET S.E., SUITE 85
                             MINNEAPOLIS, MINNESOTA 55414
             (Address of Principal Executive Offices, including Zip Code)


                                    (612) 623-0911
                 (Registrant's Telephone Number, including Area Code)





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ITEM 5    OTHER EVENTS

     Reference is made to the press release issued to the public by the Registration on January 2, 1998, and attached hereto as an exhibit.

ITEM 7    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

          99 - Press Release dated January 2, 1998.

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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on January 2, 1998.

                                   TELIDENT, INC.


                                   By:  /s/ W. Edward McConaghay
                                        ------------------------------------
                                        W. Edward McConaghay, President and
                                        CEO  (Principal Executive Officer)

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                                    EXHIBIT INDEX


EXHIBIT
NUMBER    DESCRIPTION
------    -----------
99        Press Release dated January 2, 1998